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						  EXHIBIT 10.1.13

			 AMENDMENT TO
		RECEIVABLES PURCHASE AGREEMENT
		(PARALLEL PURCHASE COMMITMENT)

	AMENDMENT AGREEMENT dated as of December 13, 1996 among FIRST UNION NATIONAL BANK, a national banking association, solely in its capacity as the trustee (the "Trustee") for CHARMING SHOPPES MASTER TRUST, a trust formed pursuant to the Pooling and Servicing Agreement (as defined in Exhibit I to the PPC (as hereinafter defined)) (in such capacity, the "Seller"), FASHION SPC, INC., a Delaware corporation (the "Subordinated Purchaser"), SPIRIT OF AMERICA NATIONAL BANK, a national banking association ("Spirit"), in its capacity as the originator or the owner (prior to the sale thereof to the Seller pursuant to the Pooling and Servicing Agreement) of the Accounts (as defined in Exhibit I to the PPC) (in such capacity, the "Owner") and in its capacity as the Servicer (in such capacity, the "Services"), CITIBANK, N. A., a national banking association ), BANK HAPOALIM B.M. (New York Branch), CREDIT COMMUNAL DE BELGIQUE S.A., RAIFFEISEN ZENTRALBANK OESTERREICH AG, UNITED STATES NATIONAL BANK OF OREGON, PEOPLES SECURITY LIFE INSURANCE COMPANY and CITICORP NORTH AMERICA, INC. a Delaware corporation ("CNAI") as agent (the "Agent") for the Banks (as defined in Exhibit I to the PPC) and, as to Sections 3 and 5 (b) hereof only, CHARMING SHOPPES, INC., a Pennsylvania corporation ("Charming Shoppes"), and FASHION SERVICE CORP., a Delaware corporation ("FSC").

	Preliminary Statements. (1)     The Seller, the
Subordinated Purchaser, the Owner, the Servicer, the Purchasers
(as defined in Exhibit I to the RPA) and CNAI as Agent, are parties to a Receivables Purchase Agreement dated as of April 4, 1996 (the "RPA";

	(2) The Seller, the Subordinated Purchaser, the Owner, the Servicer, the Banks and CNAI as Agent, are parties to a Receivables Purchase Agreement (Parallel Purchase Commitment) dated as of April 4, 1996 (the "PPC";capitalized terms not otherwise defined herein shall have the meanings attributed to them in the PPC), pursuant to which the Banks have agreed to purchase Receivable Interests from the Seller;

	(3) Charming Shoppes and FSC are parties to a Company Agreement dated as of April 4, 1996 (the "Company Agreement") in favor of the Banks and the Agent, pursuant to which Charming Shoppes and FSC agree, among other things, to cause the performance and observance by each of the Owner, the Servicer and the Seller and their respective successors and assigns of all of the terms, covenants, conditions, agreements and undertakings on the part of the Owner, the Servicer and the Seller, respectively, to be performed or observed under the PPC;

	(4) The Seller, the Subordinated Purchaser, the Owner, the Servicer,

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the Banks and the Agent desire to amend the PPC to
(i) increase the maximum permitted Floating Allocation
Percentage, (ii) increase the maximum permitted Quarterly Charge-
Off Ratio and (iii) establish an escrow account relating to charge-offs; and

	(5) Charming Shoppes, FSC and the Agent desire to confirm that the Company Agreement continues to apply to the RPA as amended hereby;

	NOW, THEREFORE, the parties agree as follows:

	SECTION 1.      Amendments to PPC.

 .       The PPC shall be amended, effective as of the date on
which all of the conditions precedent set forth in Section 4 shall be satisfied, by the addition of a new Section 7.18 which shall read in its entirety as follows:


	      "SECTION 7.18.  Further Incorporation by
	  Reference.  Section 7.17 of the Receivables
	  Purchase Agreement is hereby incorporated herein by this reference, except that (i) each reference therein to a "Purchaser" shall be deemed to be a reference to a "Bank," (ii) each reference therein to the Parallel
	  Purchase Commitment shall be deemed to be a reference to the Receivables Purchase
	  Agreement and (iii) the reference to "Section
	  7.16 (f)" shall  mean Section 7.16 (f) of the
	  Receivables Purchase Agreement; provided, however, that if the CO Escrow Account shall have been established pursuant to the Receivables Purchase Agreement, no additional
	  CO Escrow Account shall be established as a result of this incorporation by reference."

	SECTION 2.      Consent to Amendment to RPA.    In
accordance with the last sentence of Section 2 of Exhibit I of the PPC, the Agent hereby consents to the amendments to the RPA effected pursuant to the Amendment dated as of the date hereof to the RPA.

	SECTION 3. Confirmation of the Company Agreement. Each of Charming Shoppes and FSC (i) agrees that the Company Agreement applies to the PPC as amended by this Amendment Agreement and (ii) ratifies and confirms the Company Agreement in all respects and agrees that the Company Agreement shall remain in full force and effect in accordance with its terms, except that on and after the date hereof, each reference in the Company Agreement to "the PPC", "thereunder", "thereof" or words of like import referring to the RPA shall mean and be a reference to the PPC as amended by this Amendment Agreement.

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	SECTION 4.      Conditions Precedent.   The
effectiveness of the amendment set forth in Section 1 is subject to the conditions precedent that the Agent shall have received each of the following, in form and substance satisfactory to the
Agent:

		(i)     Evidence of the effectiveness of the
Amendment dated as of the date hereof to the RPA;

		(ii)    Certified copies of resolutions of the
Board of Directors of the Subordinated Purchaser approving this Amendment Agreement;

		(iii)   Favorable opinions of counsel for
the Subordinated Purchaser as to such matters as the Agent may reasonably request;

		(iv)    Evidence of compliance with the
provisions of Section 7.01(a) of the PPC with respect to this Amendment Agreement;

		(v)     Evidence of consent of CapMAC to this
Amendment Agreement; and

		(vi)    Evidence of the consent of the Majority
Banks to this Amendment Agreement.

	SECTION 4.      Representations and Warranties. (a)
Each of the Trustee, the Owner, the Servicer and the Subordinated Purchaser confirms that each of the representations and warranties made by it contained in Exhibit III to the PPC, as amended by this Amendment Agreement, is correct on and as of the date hereof as though made on and as of this date.

	(b) Each of Charming Shoppes and FSC confirms that each of the representations and warranties made by it contained in Section 5 of the Company Agreement, after giving effect to this Amendment Agreement, is correct on and as of the date hereof as though made on and as of this date.

	SECTION 5.      Confirmation of PPC.    Except as
herein expressly amended, the RPA is ratified and confirmed in all respects and shall remain in full force and effect in accordance with its terms. Each reference in the PPC to "this Agreement" shall mean the PPC as amended by this Amendment Agreement, and as hereinafter amended or restated.

	SECTION 6.      Governing Law.  THIS AMENDMENT AGREEMENT
SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS
OF THE STATE OF NEW YORK.

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	SECTION 7.      Execution in Counterparts.      This
Amendment Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same Agreement. Delivery of an executed counterpart of a signature page to this Amendment Agreement by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment Agreement.

	IN WITNESS WHEREOF, the parties have caused this Amendment Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.



SELLER:                                   FIRST UNION NATIONAL BANK,
					    not in its individual
					    capacity but solely as
					  the Trustee for CHARMING
					    SHOPPES MASTER TRUST


					  By:
					     Title:   Vice President


SUBORDINATED                              FASHION SPC, INC.
PURCHASER:

					  By:
					     Title:  Vice President


OWNER/SERVICER:                           SPIRIT OF AMERICA NATIONAL
					  BANK,
					    as the Owner and the Servicer


					  By:
					      Title:  President


AGENT:                                   CITICORP NORTH AMERICA, INC.,
					    as Agent


					 By:
					     Title:  Vice President

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BANKS:


					 CITIBANK, N.A.

					 By:    Citicorp North America, Inc.,
						as Attorney-in-Fact


					By:
					       Title:     Vice President

					BANK HAPOALIM B.M. (New York Branch)


					By:


					By:


					CREDIT COMMUNAL DE BELGIQUE S.A.


					By:


					By:


					RAIFFEISEN ZENTRALBANK
					OESTERREICH AG


					By:


					UNITED STATES NATIONAL BANK OF
					OREGON


					By:


					PEOPLES SECURITY LIFE INSURANCE
					COMPANY


					By:

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Acknowledged and Agreed as to
	SECTIONS 3 and 5(b) only:



CHARMING SHOPPES:                             CHARMING SHOPPES, INC.


					      By:
						 Title:  Vice President


FSC:                                          FASHION SERVICE CORP.


					      By:
						 Title:  Vice President



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Consent of Surety
	In accordance with Section 4.02(e) of the Insurance Agreement dated as of April 4, 1996 among the undersigned, CXC Incorporated, Spirit of America National Bank and the other parties thereto, the undersigned hereby consent to the Amendment to the Receivables Purchase Agreement (Parallel Purchase Agreement) in the form to which this Consent of Surety is attached.

				CAPITAL MARKETS ASSURANCE CORPORATION

				By:
						Title:

				Dated:  December 13, 1996